UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2010

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

200 Wheeler Road, Burlington MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         [Departure of Directors in Absence of Disagreement]

On December 13, 2010, each of David M. McKenna and Michael Pehl delivered a letter to us advising that he was resigning from our board of directors effective immediately.

Mr. McKenna had served as one of our Class III directors, and his term had been scheduled to expire as of our 2011 Annual Meeting of Stockholders.  In his resignation letter, Mr. McKenna confirmed that his resignation was not the result of a disagreement with us on any matters relating to the operations, policies or practices of our company.

Mr. Pehl had served as one of our Class II directors, and his term had been scheduled to expire as of our 2010 Annual Meeting of Stockholders, which is being held on December 16, 2010.  Our board had nominated Mr. Pehl for reelection at the 2010 Annual Meeting.  In his letter, Mr. Pehl advised us that, in addition to resigning from the board, he was declining to stand for reelection at the 2010 Annual Meeting.  In that letter, Mr. Pehl confirmed that his decision to resign and not to stand for reelection was not the result of a disagreement with us on any matters relating to the operations, policies or practices of our company.

As the result of Mr. Pehl’s decision not to stand for reelection, there are now two nominees for director at the 2010 Annual Meeting:  Donald P. Casey and Stephen M. Jennings.  If elected, each of Messrs. Casey and Jennings will serve as a Class II director for a three-year term beginning at the annual meeting and ending at our 2013 Annual Meeting of Stockholders, as described in our proxy statement dated as of October 28, 2010 and filed with the SEC on such date.

Item 8.01.          Other Events.

The disclosure contained under Item 5.02 hereof is incorporated by reference into this Item 8.01 as it may be deemed to include solicitation materials under Rule 14A of the Securities Exchange Act of 1934.

Important Information/ Solicitation Participants Legend

We have filed a proxy statement and related proxy materials in connection with our 2010 Annual Meeting of Stockholders and have mailed the proxy materials to our stockholders of record as of October 18, 2010.  We urge stockholders to read those proxy materials because they contain important information.  You may view and also download our proxy materials for the 2010 Annual Meeting, including the Notice of Internet Availability, the proxy statement, the form of proxy card and our Annual Report to Stockholders, on our website at www.aspentech.com.  You also may view and download the proxy statement and certain other proxy materials at www.sec.gov.

AspenTech and our directors and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2010 Annual Meeting.  Stockholders may obtain information regarding the names, affiliations and interests of our directors and named executive officers in the proxy statement for the 2010 Annual Meeting, dated and filed with the SEC as of October 28, 2010.  To the extent that beneficial holdings of our common stock by those individuals have changed since the date of the proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 4 filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 13, 2010	By:	/s/ Frederic G. Hammond
Frederic G. Hammond Senior Vice President and General Counsel